February 2, 2006
DREYFUS PREMIER ENTERPRISE FUND
(A SERIES OF DREYFUS PREMIER OPPORTUNITY FUNDS)

Supplement to Prospectus Dated February 1, 2006

The following information supplements and supersedes any contrary information contained on the inside cover page of the fund’s Prospectus under the caption “Note to Investors”:

As of the close of business on February 1, 2006, the fund is closed to new investors, and existing shareholders are not able to add to their accounts (other than reinvesting dividends and capital gain distributions). The fund reserves the right to reopen to investors at any time.